PAGE 1
IDS Series D-1
Investment Certificate

Earns attractive rates
while keeping your money safe

AMERICAN
EXPRESS
Financial
Advisors

PAGE 2
IDS Series D-1 Investment Certificate

Message from the President

I'd like to welcome new and prospective investors to the IDS Series D-1 Investment Certificate and thank you for your interest and trust in us. I want to assure you that we are committed to safeguarding your investment and helping you reach your financial goals through regular saving.

In today's changing interest rate environment, it's important to keep in mind the risk/return principle. Simply stated, the more risk you are willing to take, the greater the investment return potential. Where you stand on the risk/return spectrum depends on your investment personality, your goals, and how close you are to retirement. The further you are from retirement, the more aggressive you may want to be in investing. But if you're within a few years of retirement, or you're safety conscious, you should probably consider investing more in conservative investments that protect your capital.

That's where the IDS Series D-1 Investment Certificate comes in. The principal of your certificate is guaranteed by IDS Certificate Company (IDSC). You earn a competitive rate of interest. IDSC guarantees a specific rate of interest each calendar quarter; these rates will be from .75% to 1.75% higher than the average rate published in the BANK RATE MONITOR Top 25 Market AverageTM for 12-month certificates of deposit.

No matter what the economic environment may be, you can count on the safety and security of your IDS certificate. For over 100 years, IDS Certificate Company and its parent have carefully and prudently managed their certificate business. Even during the Great Depression, when bank assets were frozen, IDS certificate holders never lost a penny of principal or interest.

I invite you to learn more about the benefits of the IDS Series D-1 Investment Certificate in the following pages and enclosed prospectus. Your American Express Financial Advisor will be pleased to answer any questions you may have - and show you how the IDS Series D-1 Investment Certificate can become part of the foundation of your financial plan.

Sincerely,

[signature]
Stuart Sedlacek
President,
IDS Certificate Company

PAGE 3
Current Annual Interest Rates for,             , 19  .
These rates will apply for the remainder of the calendar quarter if a purchase was made today. Interest rates for future quarters may be greater or less than these rates.

Simple Interest Rate      %
Compound Effective Yield*      %

*Assuming monthly compounding

Rates for new purchases may change weekly. The interest rate that will apply to an investment is the rate in effect on the date accepted. Please refer to the attached prospectus for information as to how rates are set.



(This brochure is not part of the prospectus)
PAGE 4
IDS Series D-1 Investment Certificate

Prospectus/April 30, 1997

This prospectus describes the Series D-1 Investment Certificate (Series D-1) issued by IDS Certificate Company (IDSC). The Series D-1 certificate is offered only in connection with the American Express Retirement Plan, the Career Distributors' Retirement Plan
(CDRP), and the IDS Mutual Funds Profit Sharing Plan of the IDS MUTUAL FUND GROUP(individually a "Plan" and collectively the "Plans") and to affiliated companies of IDSC. These Plans have been adopted for the exclusive benefit and participation of eligible employees and personal financial advisors of American Express Financial Corporation (AEFC) and its subsidiary companies, and the IDS MUTUAL FUND GROUP.

IDSC offers persons who retire as full-time employees or as full-time financial advisors or district managers of AEFC and its subsidiary companies the opportunity to purchase the Series D-1
Certificate in Individual Retirement Accounts (IRAs).

IDSC guarantees a specific rate of interest for each calendar quarter. IDSC also guarantees the principal of your certificate
(page --).

The Series D-1 certificate matures 20 years from its issue date.
Its value at maturity will be equal to total contributions made plus interest earned and less any withdrawals (i.e. surrenders)
(page --).

As is the case with other investment companies, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This certificate is backed by IDSC's investments on deposit rather than guaranteed or insured by the government or someone else. See "Invested and guaranteed by IDSC" and "Regulated by government" under "How your money is used and protected."

The prospectus gives you facts about the Series D-1 certificate and describes its terms and conditions. You should read it to decide if this certificate is the right investment for you. Keep it with your investment records for future reference.

IDS Certificate Company
IDS Tower 10
Minneapolis, MN  55440-0010
800-437-3463
800-846-4293 (TTY)
An American Express company

PAGE 5
Annual Interest Rates as of April 30, 1997
___________________________________________________________________
Simple              Compound
Interest            Effective
Rate                Yield

----%               ----%
___________________________________________________________________

These rates were in effect on the date of this prospectus. IDSC reviews and may change its rates on new purchases each week. The interest rate paid during the first calendar quarter the certificate is owned will be that in effect on the date an application or investment is accepted. IDSC guarantees that when the rate for new purchases takes effect, the rate for the first quarter will be within a specified range of the average 12-month certificate of deposit rate then published in the most recent BANK RATE MONITOR National Index, N. Palm Beach, FL 33408 (page ---). Interest rates for future calendar quarters are declared at the discretion of IDSC and may be greater or less than the rates shown here.

The Series D-1 certificate is backed 100 percent by our investments on deposit instead of by federal insurance. There are no sales or surrender charges. There is no minimum rate of interest. IDSC does not have a distribution agreement or pay a distribution fee with respect to this certificate.

AVAILABLE INFORMATION ABOUT IDSC

IDSC is subject to the reporting requirements of the Securities Exchange Act of 1934. Reports and other information on IDSC are filed with the Securities and Exchange Commission (SEC) and can be inspected and copied at the public reference section of the SEC, Washington, D.C. and also at the following regional offices:

Northeast Regional Office
7 World Trade Center
Suite 1300
New York, NY  10048

Midwest Regional Office
Northwestern Atrium Center
500 West Madison St.
Suite 1400
Chicago, IL  60661

Pacific Regional Office
5670 Wilshire Blvd.
11th Floor
Los Angeles, CA  90036

You can obtain copies from the Public Reference Section of the SEC, 450 5th Street, N.W., Washington, D.C. 20549 at prescribed rates.

PAGE 6
We are not responsible for any information about IDSC except for the information in this prospectus, including any supplements, in any reports filed with the SEC or in any supplemental sales material we have authorized for use in the sale of this certificate.

No person has authority to change the terms of this certificate or to bind IDSC by any statement not in this prospectus.

We reserve the right to issue other securities with different terms.

SUMMARY OF CONTENTS

Listed below is a summary of items you should consider in evaluating the certificate. These items are discussed in more detail elsewhere in the prospectus as indicated.

About the Series D-1 Investment Certificate

Investment Amounts and Interest Rates - The Series D-1 certificate is purchased by the trustee or custodian (page _) at the direction of Plan participants or IRA owners using contributions to a Plan or IRA or by affiliated companies of IDSC. IDSC will pay the trustee or custodian at maturity the face amount plus earned interest. Interest rates are declared each calendar quarter beginning on Jan. 1, April 1, July 1, and Oct. 1. The rate for the first calendar quarter will be within a specified range of an average 12-month certificate of deposit rate as published in the BANK RATE MONITOR National Index N. Palm Beach, FL 33408. Future interest rates are at the discretion of IDSC (page --).

Determining the Face Amount and Principal of the Series D-1
Investment Certificate - The face amount of the certificate is the total amount invested. The principal is the total investment plus interest compounded monthly over the 20-year life of the certificate, less withdrawals (page --).

Value at Maturity Will Exceed Face Amount - We guarantee the rate of interest on the Series D-1 certificate for each calendar quarter. Due to interest received, the value at maturity of a certificate held to maturity will exceed the face amount of the certificate (page --).

Earning Interest - Interest accrues and is credited daily and will be compounded at the end of each calendar month (page --).

Using the Series D-1 Investment Certificate

Contributions to the Certificate - Instructions to Plan participants on how to direct contributions to the Series D-1 certificate may be obtained through the appropriate Plan Administrator or, for IRAs, from your financial advisor or your local American Express Financial Advisors office or by writing to American Express Financial Advisors Inc., IDS Tower 10,
PAGE 7
Minneapolis, MN 55440-0534 or by calling 1-800-437-3463. The Series D-1 certificate is offered only to eligible participants in connection with the American Express Retirement Plan, the CDRP, the IDS DVP Retirement Plan, the IDS DVP Savings Plan, the IDS Mutual Funds Profit Sharing Plan, IRAs of persons who retire as full-time AEFC employees, financial advisors or district managers and to affiliated companies of IDSC (page --).

Other IRAs or 401(k) Plan Accounts and Other Qualified Retirement Accounts - When a participant takes a qualifying distribution from a plan qualified under Internal Revenue Code 401(a), the participant's Series D-1 certificate plan account may be rolled over into an IRA or other qualified retirement plan account where allowed by a Plan (page --). The Career Distributors' Retirement Plan is a nonqualified deferred compensation plan.

Receiving Cash - A participant in a Plan (other than CDRP) or an IRA owner may receive cash after taking an "in kind" distribution of his or her Series D-1 certificate plan account or IRA, subject to federal tax laws and the terms of the payout options (page --).

At Maturity - If the Series D-1 certificate is held to maturity following an "in kind" distribution, a check for the principal will be sent. Payout options also are available (page --).

Transferring the Series D-1 Certificate Ownership - While the
Series D-1 certificate is not negotiable, under limited circumstances it can, if eligible, be transferred to a qualified plan or IRA trustee or custodian upon written request (page --).

Giving Us Instructions - All instructions to us must be in proper written form (page --).

Income and Taxes

Tax Treatment of this Investment - Interest earned on the Series
D-1 certificate is generally not taxable until withdrawn (page --).

How your money is used and protected

Invested and guaranteed by IDSC - IDSC, a wholly owned subsidiary of AEFC, issues the Series D-1 certificate in the name of the custodian of the IRA, trustee of a Plan or in the case of the CDRP of AEFC, to AEFC as the sponsor of the plan or to an affiliated company of IDSC. This section gives basic information about IDSC's assets and income (page --).

Regulated by Government - The Series D-1 certificate is a security and is governed by federal and state law (page --).

Backed by our investments - Our investments, mostly debt securities, are on deposit (page --).

PAGE 8
Investment Policies - We do not purchase securities on margin or invest in commodities nor do we participate on a joint basis or joint-and-several basis in any trading account in securities.
There are no restrictions on concentration of investments in industries. We may lend securities and receive cash equal to the market value of the securities as collateral. We also may purchase securities on a "when-issued" basis (page --).

Relationship Between IDSC and AEFC - AEFC is our parent company.
It, in turn, is owned by American Express Company (American
Express) (page --).

Capital structure and certificates issued - (page --).

Investment management and services - AEFC acts as investment advisor for our certificates. The Investment Advisory and Services Agreement governs AEFC's transactions on our behalf and the fees we pay AEFC for investment advisory services. There is no distribution fee charged (page --).

Employment of Other American Express Affiliates - AEFC may employ other American Express affiliates to perform certain transactions for us (page --).

Directors and officers - This section contains information about our management and directors. (page -----).

ABOUT THE SERIES D-1 INVESTMENT CERTIFICATE

Investment Amounts and Interest Rates

The Series D-1 Certificate is a security purchased with single or multiple payments. The amount that can be invested is determined by the provisions of the Plans and applicable tax laws. A participant's Plan investment is the dollar amount or its equivalent percentage contributions directed to the participant's Plan account. The interest rate applied to the investment is the quarterly rate then in effect. Investments earn interest from the date IDSC accepts each Plan contribution or IRA contribution.

Interest on the Series D-1 certificate is guaranteed for each calendar quarter. The rate paid will not change during a quarter. A calendar quarter begins each Jan. 1, April 1, July 1, or Oct. 1. IDSC guarantees that when rates for new purchases take effect, the rate will be within a range from 75 to 175 basis points above the average interest rate then published for 12-month certificates of deposit in the BANK RATE MONITOR National Index (trademark), N. Palm Beach, FL 33408. For example, if the rate published for a given week in the BANK RATE MONITOR National Index (trademark), N. Palm Beach, FL 33408 for 12-month certificates is 3.25 percent, IDSC's rate in effect for new purchases would be between 4 percent and 5 percent.

Interest rates may differ for investments of more than $1 million in one or more Series D-1 Certificates by any affiliated company of IDSC. When rates for new purchases by any such company take PAGE 9 effect, the rate will be within a range from 20 basis points below to 80 basis points above the average interest rate then published for 12-month certificates of deposit in the BANK RATE MONITOR National Index (trademark), N. Palm Beach, FL 33408.

The BANK RATE MONITOR National Index (trademark), N. Palm Beach, FL 33408 is an index of rates and annual effective yields offered on various length certificates of deposit by large banks and thrifts in large metropolitan areas. The frequency of compounding varies among the banks and thrifts.

Certificates of deposit in the BANK RATE MONITOR National Index (trademark), N. Palm Beach, FL 33408 are government-insured fixed-rate time deposits. The BANK RATE MONITOR National Index (trademark), N. Palm Beach, FL 33408 is published in the BANK RATE MONITOR, a weekly magazine published in N. Palm Beach, FL, by Advertising News Service Inc., an independent national news organization that collects and disseminates information about bank products and interest rates. It is not affiliated with IDSC, AEFC, or any of their affiliates.

The publisher of the BANK RATE MONITOR distributes to national and broadcast news media on a regular weekly basis its current index rates for various terms of certificates of deposit of banks and thrifts.

The BANK RATE MONITOR periodical may be available in your local library. To obtain information on the current BANK RATE MONITOR Top Market AverageTM rates, call the Client Service Organization at the telephone numbers listed on the back cover between 8 a.m. and 6 p.m. your local time.

Interest is credited to the certificate daily. The rate in effect on the day the contribution is accepted in Minneapolis will apply to the certificate. The interest rate shown on the front of this prospectus may or may not be in effect on the date a participant's contribution is accepted.

Interest for future calendar quarters may be greater or less than the rates for the first quarter. The then prevailing investment climate, including 12-month average certificate of deposit effective yields as reflected in the BANK RATE MONITOR National Index (trademark), N. Palm Beach, FL 33408, will be a primary consideration in deciding future rates. Nevertheless, IDSC has complete discretion as to what interest it will declare beyond the initial quarter.

Any investments rolled over from the Series D-1 certificate to an IRA or 401(k) plan account or other qualified retirement account will be subject to the limits and provisions of that account or plan and applicable tax laws.

PAGE 10
Determining the Face Amount and Principal of the Series D-1
Investment Certificate

The face amount is the amount of the initial investment in the Series D-1 certificate. At the beginning of each quarter, all interest previously credited to a Series D-1 certificate and not withdrawn will become part of its principal. For example: if the initial investment in a certificate was $100,000, the face amount would be $100,000. If the certificate earns $1,000 in interest during a quarter and it is not withdrawn, the principal for the next quarter will be $101,000. Your principal is guaranteed by IDSC.

Value at Maturity Will Exceed Face-Amount

The Series D-1 certificate matures in 20 years except as provided in "receiving cash" under "Using the Series D-1 Investment Certificate." A certificate held to maturity will have had interest declared each quarter over its life. Interest once declared for the quarter will not be reduced. The value at maturity will exceed the face amount.

Earning Interest

Interest is accrued and credited daily on the Series D-1 certificate. If a withdrawal is made during a month, interest will be paid to the date of the withdrawal. Interest is compounded at the end of each calendar month. The amount of interest earned each month is determined by applying the daily interest rate then in effect to the daily balance of the Series D-1 certificate.
Interest is calculated on a 360-day year basis.

USING THE SERIES D-1 INVESTMENT CERTIFICATE

Contributions to the Series D-1 Investment Certificate

A contribution will be made to the Series D-1 Certificate by the Plan sponsor as directed by the participant. Instructions to Plan participants on how to direct Plan contributions to a Series D-1 certificate may be obtained from the appropriate Plan Administrator. The amount of contributions made on behalf of a participant or AEFC will be limited by the terms of the Plan and applicable tax laws.

Any additional contributions in a Plan or IRA made on behalf of participants or investors who already have a beneficial interest in or related to an IDS Series D-1 Investment Certificate in the same Plan or IRA will be added directly to that certificate, rather than invested in a new certificate.

The Series D-1 certificate is offered only in connection with the American Express Retirement Plan, the CDRP, the IDS DVP Retirement Plan, the IDS DVP Savings Plan, the IDS Mutual Funds Profit Sharing Plan, and the IRAs of persons who retire as full-time employees, financial advisors or district managers of AEFC, its subsidiary companies, and the IDS MUTUAL FUND GROUP and to affiliated companies of IDSC. These Plans are for the exclusive benefit of eligible employees and financial advisors of AEFC and its PAGE 11 subsidiary companies and the IDS MUTUAL FUND GROUP. Any Series D-1 certificate issued will be owned by and issued in the name of the trustee or custodian of the IRA or Plan except that a certificate issued in conjunction with CDRP will be issued in the name of AEFC.

Participating employees and advisors have a beneficial interest in or related to the applicable Series D-1 certificates but are not the direct owners. The terms of a Plan, as interpreted by the applicable Plan trustee, or AEFC in the case of CDRP, will determine how a participant's individual account is administered. These terms will likely differ in some aspects from those of the Series D-1 certificate. The custodian or trustee may change the ownership of any Series D-1 certificate issued to a participant in a Plan in connection with an "in kind" distribution of benefits from a Plan as described below. Any new custodian or trustee, including any IRA custodian, will be responsible for contacting us to change ownership.

Other IRAs or 401(k) Plan Accounts and Other Qualified Retirement
Accounts

Unless prohibited by your Plan, any Series D-1 certificate proceeds distributed to an eligible participant in a qualifying distribution, may be invested in an IRA or qualified retirement plan. Transfer of proceeds of the Series D-1 certificate to an IRA, or 401(k) plan account or other qualified retirement plan account will be limited by Plan provisions and applicable federal law. Federal tax laws may affect your ability to invest in certain types of retirement accounts. You may wish to consult your tax advisor or your local American Express Tax and Business Services tax professional, where available, for further information.

In addition, under limited circumstances a Series D-1 certificate may be transferred "in kind" to an IRA or qualified retirement account. An "in kind" distribution will not reduce or extend the certificate's maturity. If an "in kind" transfer is made, the terms and conditions of the Series D-1 certificate apply to the IRA or qualified retirement account as the holder of the certificate. The terms of the Plan, as interpreted by the Plan trustee or administrator, will determine how a participant's individual account with the Plan is administered. These terms may differ from the terms of the certificate. A Series D-1 certificate may only be distributed "in kind" to an IRA or other qualified retirement account. If you make a withdrawal from a qualified retirement plan or IRA prior to age 59 1/2, you may be required to pay federal early distribution penalty tax.

IDSC will withhold federal income taxes of 10% on IRA withdrawals unless you tell us not to. IDSC is required to withhold federal income taxes of 20% on most qualified plan distributions, unless the distribution is directly rolled over to another qualified plan or IRA. See your tax adviser to see how these rules apply to you before you request a distribution from your plan or IRA.

PAGE 12
Receiving Cash

The following sections briefly describe the limitations upon a participant's ability to withdraw cash from the Series D-1 certificate. Any such withdrawal could take place after the participant has taken an "in kind" distribution of the Series D-1 certificate.

Federal Tax Limitations - The following briefly discusses certain federal tax limitations on a participant's ability to take "in kind" distributions. You may wish to consult your tax adviser or your local American Express Tax and Business Services tax professional, where available, for further information.

If a Series D-1 certificate is distributed to the beneficial owner by the trustee or custodian of a plan qualified under Section 401(a) of the Internal Revenue Code of 1986 then, unless otherwise elected by the trustee or custodian on a form satisfactory to IDSC:

1) the maturity date will be no later than the end of the taxable year in which the later of the following occurs:
     a)   the beneficial owner attains age 70 1/2; or
     b) distribution of the Series D-1 certificate is made to the beneficial owner; and

2) the total value of the Series D-1 certificate will be paid out in equal or substantially equal monthly, quarterly, semiannual or annual payments over a specified period of time which does not extend beyond the life expectancy (determined as of the maturity date) or the joint and survivor life expectancy of the beneficial owner and his/her spouse.

If the Series D-1 certificate is issued in connection with an Individual Retirement Account (IRA) or other qualified Plan, (1) the owner must elect a maturity date which is no later than the taxable year in which he or she attains age 70 1/2, and (2) the total value of the Series D-1 certificate will be paid out in equal or substantially equal monthly, quarterly, semiannual or annual payments over a specified period of time which does not extend beyond the owner's life expectancy (determined as of the end of the taxable year in which the owner attains age 70 1/2) or the joint and survivor life expectancy of the owner and his/her spouse.

Except as noted above, each of the payout options described is subject to the following general provisions governing payout options.

     'All election(s) must be made by written notice in a form acceptable by IDSC. The election(s) will become effective on the date(s) chosen.

     'No election(s) can be made that will require IDSC to make any payment later than 30 years from the date elected; and make any term or periodic interest payment of less than $50.

PAGE 13
     'After the date of the elected payout option, the owner may elect to receive all or part of the balance left under a payout option. If done only in part, the balance may be left under the elected option.

Payout Options - Any time after the issue date of the Series D-1 certificate if an "in kind" distribution has occurred, including at the time of maturity, a payout option may be elected for all or any part of a Plan investment. The payout options are described below.

Payout options may be changed. The balance remaining in the certificate will continue to accrue interest at the then current rate; the amount transferred to an option will continue to accrue interest at the then current option rate. The maturity date of the balance will not be affected. Notwithstanding the provisions of the payout options herein described, tax laws in effect at the time a payout option is selected and plan provisions may limit the availability of the option.

Withdrawals - Withdrawals can be made from the certificate. To do so, a request must be submitted in a form acceptable to IDSC at the address or phone number on the cover of this prospectus. If proceeds from a full or partial surrender are received directly by a participant and are not transferred to a trustee or custodian of a qualified retirement plan, the participant may be penalized by the IRS for this may be considered an early withdrawal.

Installment Payments - Installment payments of $50 or more may be elected. The payment periods designated may be monthly, quarterly, semiannually or annually over a period of more than two years but less than 30 years, but also cannot exceed that permitted under federal tax law. Payments will begin one payment period after the effective date of the payout option. Depending on the size of the payment selected, these payments may include both principal and interest.

Periodic Interest Payments - Combined interest on the Series D-1 certificate may be paid in monthly, quarterly, semiannual or annual payments of more than two years but less than 30 years provided the payments are at least $50. The time period selected cannot exceed that permitted under federal tax law.

Deferred Interest - At maturity or after any installment or periodic interest payout plan has begun, all or part of the Series D-1 certificate may be left with IDSC to continue to earn interest for an additional period of years. The additional years elected may not exceed the earlier of 30 years from the date of maturity or date on which the participant reaches age 70 1/2.

At its option, IDSC may defer for not more than thirty days any payment to which the participant may become entitled prior to the Series D-1 certificate's maturity. IDSC will pay interest on the amount deferred at the rate used in accumulating the reserves for the Series D-1 certificate for any period of deferment. Any PAGE 14 payment by us also may be subject to other deferment as provided by the rules, regulations or orders made by the Securities and Exchange Commission.

At Maturity

If an "in kind" distribution has been taken, at the Series D-1 certificate's maturity, a check will be sent for the remaining value of the certificate. Instead of receiving cash, the Deferred Interest Option, or one of the payout options explained above may be selected.

Transferring Series D-1 Investment Certificate Ownership

When the Series D-1 certificate is owned by a trustee or custodian of a Plan or IRA, the trustee or custodian may request a transfer of the ownership of the Series D-1 certificate on the books of IDSC. A transfer request must be in a form acceptable to the Plan or the IRA custodian and to IDSC and received at IDSC's home office.

Giving Us Instructions

We must receive proper notice in writing or by telephone of any instructions regarding a certificate.

Proper written notice must:

'be addressed to our home office,

'include sufficient information for us to carry out the request, and

'be signed and dated by all participant(s).

All amounts payable by us in connection with the Series D-1 certificate are payable at our home office unless we advise otherwise.

To give us instructions by telephone, call the Client Service
Organization at the telephone numbers listed on the back cover between 8 a.m. and 6 p.m. your local time.

INCOME AND TAXES

Tax Treatment of This Investment

Interest paid to the Series D-1 certificate is generally not taxable until a participant begins to make withdrawals. For further discussion of certain federal tax limitations, see page _.

Rules regarding Plan distributions and other aspects of the Series D-1 certificate are complicated. We recommend that participants consult their own tax advisor or local American Express Tax and Business Services tax professional, where available, to determine how the rules may apply to their individual situation.
PAGE 15
Withholding Taxes

According to federal tax laws, you must provide us with your correct certified taxpayer identification number. This number is your Social Security number. If you do not provide this number, we may be required to withhold a portion of your interest income and certain other payments, including distributions from a retirement account or qualified plan. Be sure your correct taxpayer identification number is provided.

If you supply an incorrect taxpayer identification number, the IRS may assess a $50 penalty against you.

How your money is used and protected

Invested and guaranteed by IDSC

The IDS Series D-1 Certificate is issued and guaranteed by IDSC, a wholly owned subsidiary of AEFC. We are by far the largest issuer of face amount certificates in the United States, with total assets of more than $3.5 billion and a net worth in excess of $194 million on Dec. 31, 1996.

We back our certificates by investing the money received and keeping the invested assets on deposit. Our investments generate interest and dividends, out of which we pay:

o interest to certificate owners, and
o various expenses, including taxes, fees to AEFC for advisory and other services and distribution fees to American Express Financial Advisors Inc.

For a review of significant events relating to our business, see
"Management's discussion and analysis of financial condition and results of operations." Our certificates are not rated by a national rating agency.

Most banks and thrifts offer investments known as certificates of deposit that are similar to our certificates in many ways. Banks and thrifts generally have federal deposit insurance for their deposits and lend much of the deposited money to individuals, businesses and other enterprises. Other financial institutions may offer investments with comparable combinations of safety and return on investment.

Regulated by government

Because the IDS Series D-1 Certificate is a security, its offer and sale are subject to regulation under federal and state securities laws. (It is a face amount certificate -- not a bank product, an equity investment, a form of life insurance or an investment trust.)

The federal Investment Company Act of 1940 requires us to keep investments on deposit in a segregated custodial account to protect all of our outstanding certificates. These investments back the entire value of your certificate account. Their amortized cost PAGE 16 must exceed the required carrying value of the outstanding certificates by at least $250,000. As of Dec. 31, 1996, the amortized cost of these investments exceeded the required carrying value of our outstanding certificates by more than $151 million.

Backed by our investments

Our investments are varied and of high quality. This was the composition of our portfolio as of Dec. 31, 1996:

38% corporate and other bonds
31  government agency bonds
20  preferred stocks
 6  mortgages
 3  cash and cash equivalents
 2  municipal bonds

As of Dec. 31, 1996, about 93% of our securities portfolio (bonds and preferred stocks) is rated investment grade. For additional information regarding securities ratings, please refer to Note 3B in the Financial Statements.

Most of our investments are on deposit with American Express Trust Company (formerly IDS Trust Company), Minneapolis, although we also maintain separate deposits as required by certain states. American Express Trust Company is a wholly owned subsidiary of AEFC. Copies of our Dec. 31, 1996 schedule of Investments in Securities of Unaffiliated Issuers are available upon request. For comments regarding the valuation, carrying values and unrealized appreciation (depreciation) of investment securities, see Notes 1, 2 and 3 to the Financial Statements.

Investment policies

In deciding how to diversify the portfolio -- among what types of investments in what amounts -- the officers and directors of IDSC use their best judgment, subject to applicable law. The following policies currently govern our investment decisions:

Debt securities -- Most of our investments are in debt securities as referenced in the table in "Backed by our investments" under "How your money is used and protected."

Purchasing securities on margin -- We will not purchase any securities on margin or participate on a joint basis or a joint-and-several basis in any trading account in securities.

Commodities -- We have not and do not intend to purchase or sell commodities or commodity contracts except to the extent that transactions described in "Financial transactions including hedges" in this section may be considered commodity contracts.

PAGE 17
Underwriting -- We do not intend to engage in the public distribution of securities issued by others. However, if we purchase unregistered securities and later resell them, we may be considered an underwriter under federal securities laws.

Borrowing money -- From time to time we have established a line of credit if management believed borrowing was necessary or desirable. We may pledge some of our assets as security. We may occasionally use repurchase agreements as a way to borrow money. Under these agreements, we sell debt securities to our lender, and repurchase them at the sales price plus an agreed-upon interest rate within a specified period of time.

Real estate -- We may invest in limited partnership interests in limited partnerships that either directly, or indirectly through other limited partnerships, invest in real estate. We may invest directly in real estate. We also invest in mortgage loans.

Lending securities -- We may lend some of our securities to broker-dealers and receive cash equal to the market value of the securities as collateral. We invest this cash in short-term securities. If the market value of the securities goes up, the borrower pays us additional cash. During the course of the loan, the borrower makes cash payments to us equal to all interest, dividends and other distributions paid on the loaned securities.
We will try to vote these securities if a major event affecting our investment is under consideration.

When-issued securities -- Most of our investments in debt securities are purchased on a when-issued basis. It may take as long as 45 days or more before these securities are issued and delivered to us. We generally do not pay for these securities or start earning on them until delivery. We have established procedures to ensure that sufficient cash is available to meet when-issued commitments.

Financials transactions including hedges -- We buy or sell various types of options contracts for hedging purposes or as a trading technique to facilitate securities purchases or sales. We buy interest rate caps for hedging purposes. These pay us a return if interest rates rise above a specified level. If interest rates do not rise above a specified level, the interest rate caps do not pay us a return. IDSC may enter into other financial transactions, including futures and other derivatives, for the purpose of managing the interest rate exposures associated with IDSC's assets or liabilities. We do not use derivatives for speculative purposes.

Illiquid securities -- A security is illiquid if it cannot be sold in the normal course of business within seven days at approximately its current market value. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All

PAGE 18
securities, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. IDSC's investment advisor will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 15% of IDSC's investment portfolio will be held in securities that are illiquid. In valuing its investment portfolio to determine this 15% limit, IDSC will use statutory accounting under an SEC order. This means that, for this purpose, the portfolio will be valued in accordance with applicable Minnesota law governing investments of life insurance companies, rather than generally accepted accounting principles.

Restrictions: There are no restrictions on concentration of investments in any particular industry or group of industries or on rates of portfolio turnover.

Certain investment considerations

The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of a bond also fluctuates if its credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, IDSC relies both on independent rating agencies and the investment manager's credit analysis. Under normal circumstances, at least 85% of the securities in IDSC's Portfolio will be rated investment grade, or in the opinion of IDSc's investment advisor will be the equivalent of investment grade. Under normal circumstances, IDSC will not purchase any security rated below B-by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Securities that are subsequently downgraded in quality may continue to be held by IDSC and will be sold only when IDSC believes it is advantageous to do so.

As of Dec. 31, 1996, IDSC held about 7% of its investment portfolio (including bonds, preferred stocks, mortgages and cash equivalents) in investments rated below investment grade.

When-issued securities are subject to market fluctuations and they may affect IDSC's investment portfolio the same as owned securities.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. A small change in the value of the underlying asset, security or index may cause a sizable gain or loss in the fair value of the derivative.

PAGE 19
How your money is managed

Relationship between IDSC and American Express Financial
Corporation

IDSC was originally organized as Investors Syndicate of America, Inc., a Minnesota corporation, on Oct. 15, 1940, and began business as an issuer of face amount investment certificates on Jan. 1, 1941. The company became a Delaware corporation on Dec. 31, 1977, and changed its name to IDS Certificate Company on April 2, 1984.

Before IDSC was created, AEFC (formerly known as IDS Financial Corporation), our parent company, had issued similar certificates since 1894. As of Jan. 1, 1995, IDS Financial Corporation changed its name to AEFC. IDSC and AEFC have never failed to meet their certificate payments.

During its many years in operation, AEFC has become a leading manager of investments in mortgages and securities. As of Dec. 31, 1996, AEFC managed investments, including its own, of more than $149 billion. American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC, provides a broad range of financial planning services for individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors. American Express Financial Advisors' financial planning services are comprehensive, beginning with a detailed written analysis that's tailored to your needs. Your analysis may address one or all of these six essential areas: financial position, protection planning, investment planning, income tax planning, retirement planning and estate planning.

AEFC itself is a wholly owned subsidiary of American Express
Company, a financial services company with executive offices at American Express Tower, World Financial Center, New York, NY 10285. American Express Company is a financial services company engaged through subsidiaries in other businesses including:

o travel related services (including American Express(R) Card and Travelers Cheque operations through American Express
     Travel Related Services Company, Inc. and its subsidiaries);
     and

o international banking services (through American Express Bank Ltd. and its subsidiaries including American Express Bank
     International).

American Express Financial Advisors Inc. is not a bank, and the securities offered by it, such as face amount certificates issued by IDSC, are not backed or guaranteed by any bank, nor are they insured by the FDIC.

PAGE 20
Capital structure and certificates issued

IDSC has authorized, issued and has outstanding 150,000 shares of common stock, par value of $10 per share. AEFC owns all of the outstanding shares.

As of Dec. 31, 1996, IDSC had issued (in face amount)
$13,327,949,715 of installment certificates and $15,788,445,077 of single payment certificates.

Investment management and services

Under an Investment Advisory and Services Agreement, AEFC acts as our investment advisor and is responsible for:

o    providing investment research;
o    making specific investment recommendations; and
o executing purchase and sale orders according to our policy of obtaining the best price and execution.

All these activities are subject to direction and control by our board of directors and officers. Our agreement with AEFC requires annual renewal by our board, including a majority of directors who are not interested persons of AEFC or IDSC as defined in the federal Investment Company Act of 1940.

For its services, we pay AEFC a monthly fee, equal on an annual basis to a percentage of the total book value of certain assets
(included assets).

Advisory and services fee computation:

                               Percentage of total
Included assets                book value
First $250 million                0.75%
Next 250 million                  0.65
Next 250 million                  0.55
Next 250 million                  0.50
Any amount over 1 billion         0.45

Included assets are all assets of IDSC except mortgage loans, real estate, and any other asset on which we pay an advisory or a service fee.

Advisory and services fees for the past three years were:

                                  Percentage of
Year        Total fees            included assets
1996        $16,989,093               0.50%
1995        $16,472,458               0.50%
1994        $13,565,432               0.51%

Estimated advisory and services fees for 1997 are $16,621,000.

PAGE 21
Other expenses payable by IDSC:  The Investment Advisory and
Services Agreement provides that we will pay:

o costs incurred by us in connection with real estate and mortgages;
o    taxes;
o    depository and custodian fees;
o    brokerage commissions;
     fees and expenses for services not covered by other agreements and provided to us at our request, or by requirement, by attorneys, auditors, examiners and professional consultants who are not officers or employees of AEFC;
o fees and expenses of our directors who are not officers or employees of AEFC;
o provision for certificate reserves (interest accrued on certificate holder accounts); and
o expenses of customer settlements not attributable to any sales function.

Distribution

IDSC does not have a distribution agreement or pay a distribution fee for this certificate.

Employment of other American Express affiliates

AEFC may employ another affiliate of American Express as executing broker for our portfolio transactions only if:

o we receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar services;
o the affiliate charges us commissions consistent with those charged to comparable unaffiliated customers for similar transactions; and
o the affiliate's employment is consistent with the terms of the current Investment Advisory and Services Agreement and federal securities laws.

Directors and officers

IDSC's directors, chairman, president and controller are elected annually for a term of one year. The other executive officers are appointed by the president.

We paid a total of $37,000 during 1996 to directors not employed by AEFC.

Board of directors

David R. Hubers*
Born in 1943.  Director since 1987.
President and chief executive officer of AEFC since 1993. Senior vice president and chief financial officer of AEFC from 1984 to 1993.
 PAGE 22
Charles W. Johnson
Born in 1929.  Director since 1989.
Director, Communications Holdings, Inc. Former vice president and group executive, Industrial Systems, with Honeywell, Inc. Retired 1989.

Richard W. Kling*
Born in 1940.  Director since 1996.
Chairman of the board of directors since 1996. Director of IDS Life Insurance Company since 1984; president since 1994. Executive vice president of marketing and products of AEFC from 1988 to 1994. Senior vice president of AEFC since 1994. Director of IDS Life Series Fund, Inc. and member of the board of managers of IDS Life Variable Annuity Funds A and B.

Edward Landes
Born in 1919.  Director since 1984.
Development consultant. Director of IDS Life Insurance Company of New York. Director of Endowment Development, YMCA of Metropolitan Minneapolis. Vice president for Financial Development, YMCA of Metropolitan Minneapolis from 1985 through 1995. Former sales manager - Supplies Division and district manager - Data Processing Division of IBM Corporation. Retired 1983.

John V. Luck Ph.D.
Born in 1926.  Director since 1987.
Former senior vice president - Science and Technology with General Mills, Inc. Employed with General Mills, Inc. since 1968. Retired 1988.

James A. Mitchell*
Born in 1941.  Director since 1994.
Chairman of the board of directors from 1994 to 1996. Executive vice president - marketing and products of AEFC since 1994. Senior vice president - insurance operations of AEFC and president and chief executive officer of IDS Life Insurance Company from 1986 to 1994.

Harrison Randolph
Born in 1916.  Director since 1968.
Engineering, manufacturing and management consultant since 1978.

Gordon H. Ritz
Born in 1926.  Director since 1968.
Director, Mid-America Publishing and Atrix International, Inc.
Former president, Con Rad Broadcasting Corp.  Former Director,
Sunstar Foods.

Stuart A. Sedlacek*
Born in 1957.  Director since 1994.
President since 1994. Vice president - assured assets of AEFC since 1994. Vice president and portfolio manager from 1988 to 1994. Executive vice president - assured assets of IDS Life
Insurance Company since 1994.

PAGE 23
*"Interested Person" of IDSC as that term is defined in Investment Company Act of 1940.

Executive officers

Stuart A. Sedlacek
Born in 1957.  President since 1994.

Morris Goodwin Jr.
Born in 1951.  Vice president and treasurer since 1989.
Vice president and corporate treasurer of AEFC since 1989. Chief financial officer and treasurer of American Express Trust Company from 1988 to 1989.

Timothy S. Meehan
Born in 1957.  Secretary since 1995.
Secretary of AEFC and American Express Financial Advisors Inc.
since 1995. Senior counsel to AEFC since 1995. Counsel from 1990 to 1995.

Lorraine R. Hart
Born in 1951.  Vice president-investments since 1994.
Vice president - insurance investments of AEFC since 1989. Vice president, investments of IDS Life Insurance Company since 1992.

Jay C. Hatlestad
Born in 1957.  Vice president and controller of IDSC since 1994.
Manager of investment accounting of IDS Life Insurance Company from 1986 to 1994.

Bruce A. Kohn
Born in 1951.  Vice president and general counsel since 1993.
Senior counsel to AEFC since 1996. Counsel to AEFC from 1992 to 1996. Associate counsel from 1987 to 1992.

F. Dale Simmons
Born in 1937.  Vice president - real estate loan management since
1993. Vice president of AEFC since 1992. Senior portfolio manager of AEFC since 1989. Assistant vice president from 1987 to 1992.

The officers and directors as a group beneficially own less than 1% of the common stock of American Express Company.

IDSC has provisions in its bylaws relating to the indemnification of its officers and directors against liability, as permitted by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

PAGE 24
Auditors

A firm of independent auditors audits our financial statements at the close of each fiscal year (Dec. 31). Copies of our annual financial statements (audited) and semiannual financial statements (unaudited) are available to any certificate holder upon request.

Ernst & Young, LLP, Minneapolis, has audited the financial statements for each of the years in the three-year period ended
Dec. 31, 1996. These statements are included in this prospectus.
Ernst & Young, LLP, is also the auditor for American Express, the parent company of AEFC and IDSC.

PAGE 25
Appendix

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment. When assessing each non-rated security, IDSC will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Summary of selected financial information


The following selected financial information has been derived from the audited financial statements and should be read in conjunction with those statements and the related notes to financial statements. Also see Management's Discussion and Analysis of Financial Condition and Results of Operations for additional comments.

Year Ended Dec. 31,                                             1996          1995         1994         1993          1992
                                                                                         ($ thousands)
Statement of Operations Data:

Investment income                                             $251,481      $256,913     $207,975      $236,859    $294,799
Investment expenses                                             62,851        62,817       58,690        65,404      69,630

Net investment income before provision for
  certificate reserves and income tax benefit                  188,630       194,096      149,285       171,455     225,169
Net provision for certificate reserves                         171,968       176,407      107,288       123,516     178,175

Net investment income before income taxes                       16,662        17,689       41,997        47,939      46,994
Income tax benefit                                               6,537         9,097        2,663        3,3651       1,666

Net investment income                                           23,199        26,786       44,660        51,304      58,660
Realized gain (loss) on investments - net:
Securities of unaffiliated issuers                                (444)          452       (7,514)       (9,870)     (9,498)
Other - unaffiliated                                               101          (120)       1,638          (418)       (500)

Total gain (loss) on investments                                  (343)          332       (5,876)      (10,288)     (9,998)
Income tax benefit (expense)                                       120          (117)       2,047         4,617           -

Net realized gain (loss) on investments                           (223)          215       (3,829)       (5,671)     (9,998)
Net income - wholly owned subsidiary                             1,251           373          241           120           3

Net income                                                     $24,227       $27,374      $41,072       $45,753     $48,665

Dividends declared:
Cash                                                           $65,000            $-      $40,200       $64,500     $83,750
In-kind(a)                                                           -             -            -             -      64,558

Balance Sheet Data:
Total assets                                                $3,563,234    $3,912,131   $3,040,857    $2,951,405  $3,444,985
Certificate loans                                               43,509        51,147       58,203        67,429      77,347
Certificate reserves                                         3,283,191     3,628,574    2,887,405     2,777,451   3,256,472
Stockholder's equity                                           194,550       250,307      141,852       161,138     179,885


IDS Certificate Company (IDSC) is 100% owned by American Express Financial Corporation (Parent).

(a) Consisted of an investment security at amortized cost.

Management's discussion and analysis of financial condition and results of operations

Results of operations:

IDS Certificate Company's (IDSC) earnings are derived primarily from the after-tax yield on invested assets less investment expenses and interest credited on certificate reserve liabilities. Changes in earnings' trends occur largely due to changes in the rates of return on investments and the rates of interest credited to certificate owner accounts and also, the mix of fully taxable and tax-advantaged investments in the IDSC portfolio.

During the years 1994 and 1995, total assets and certificate reserves increased due to certificate sales exceeding certificate maturities and surrenders. The excess of certificate sales over certificate maturities and surrenders resulted primarily from higher accrual rates declared by IDSC during the last six months of 1994 and the first six months of 1995, reflecting rising interest rates in the marketplace. The increase in total assets in 1995 reflects also an increase of $81 million in net unrealized appreciation on investment securities classified as available for sale. The increase in total assets in 1994 was tempered by $23 million of net unrealized depreciation on investment securities classified as available for sale, net of deferred taxes of $13 million.

During the year 1996, total assets and certificate reserves decreased due primarily to certificate maturities and surrenders exceeding certificate sales. The excess of certificate maturities and surrenders over certificate sales resulted primarily from lower accrual rates declared by IDSC during the year. The decrease in total assets in 1996 reflects also, a decrease in unrealized appreciation on investment securities classified as available for sale of $23 million and cash dividends paid to Parent of $65 million. The decrease in total assets in 1996 was tempered by an increase in payable for securities purchased of $62 million that settled in early 1997.

1996 Compared to 1995:

Gross investment income decreased 2.1% due primarily to lower investment yields.

Investment expenses increased slightly in 1996. The increase resulted primarily from higher amortization of premiums paid for index options of $2.1 million and higher investment advisory and services fee of $.5 million due to a slightly higher average asset base on which the fee is calculated. These increases were offset by lower distribution fees of $1.2 million due to lower certificate sales, and lower amortization of premiums paid for interest rate caps/corridors of $1.4 million. The lower amortization of interest rate caps/corridors reflects the net of $8.2 million lower amortization and $6.8 million less interest earned under the cap/corridor agreements.

PAGE 28
Net provision for certificate reserves decreased 2.5% due primarily to the net of lower accrual rates and a slightly higher average balance of certificate reserves during 1996.

The decrease in income tax benefit resulted primarily from a lesser portion of net investment income before income tax benefit being attributable to tax-advantaged income.

1995 Compared to 1994:

Gross investment income increased 24% due primarily to a higher average balance of invested assets and slightly higher investment yields.

The 7.1% increase in investment expenses resulted primarily from higher distribution fees due to higher sales of certificates that provide for no deferral of those fees, and higher investment advisory and services fee due to a higher asset base on which the fee is calculated. These increases were partially offset by lower amortization of the cost of options and interest rate caps/corridors. The lower amortization of interest rate caps/corridors reflects the net of $1.7 million of accelerated amortization and $5.6 million higher interest earned under the cap/corridor agreements.

Net provision for certificate reserves increased 65% reflecting a higher average balance of certificate reserves and higher accrual rates.

The increase in income tax benefit resulted primarily from a greater portion of net investment income before income tax benefit being attributable to tax-advantaged income.

Liquidity and cash flow:

IDSC's principal sources of cash are payments from sales of face-amount certificates and cash flows from investments. In turn, IDSC's principal uses of cash are payments to certificate owners for matured and surrendered certificates, purchase of investments and payments of dividends to its Parent.

Although total certificate sales decreased 41% in 1996 compared to 1995, certificate sales remained strong reflecting clients' ongoing desire for safety of principal. Sales of certificates totaled
$1.0 billion in 1996 compared to $1.8 billion in 1995 and $1.5 billion during 1994. Certificate sales in 1995 benefited from the special introductory promotion of IDSC's 11-month term Flexible Savings certificate which generated sales of $562 million.

The special promotion of the 11-month term Flexible Savings certificate was offered from May 10, 1995 to July 3, 1995, and applied only to sales of new certificate accounts during the promotion period. Certificates sold during the promotion period received a special interest rate of 7.0% for the 11-month term.

Certificate maturities and surrenders totaled $1.7 billion during 1996 compared to $1.0 billion in 1995 and $1.2 billion in 1994. The higher certificate maturities and surrenders in 1996 resulted primarily from $461 million of surrenders of the 11-month Flexible Savings certificate. The surrenders of the 11-month Flexible Savings certificate resulted primarily from lower accrual rates declared by IDSC at term renewal, reflecting interest rates available in the marketplace.

IDSC, as an issuer of face-amount certificates, is affected whenever there is a significant change in interest rates. In view of the uncertainty in the investment markets and due to the short-term repricing nature of certificate reserve liabilities, IDSC continues to invest in securities that provide for more immediate, periodic interest/principal payments, resulting in improved liquidity. To accomplish this, IDSC continues to invest much of its cash flow in mortgage-backed securities and intermediate-term bonds.

IDSC's investment program is designed to maintain an investment portfolio that will produce the highest possible after-tax yield within acceptable risk standards with additional emphasis on liquidity. The program considers investment securities as investments acquired to meet anticipated certificate owner obligations.

Under Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities, debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. The available-for-sale classification does not mean that IDSC expects to sell these securities, but that under SFAS No. 115 positive intent criteria, these securities are available to meet possible liquidity needs should there be significant changes in market interest rates or certificate owner demand. See notes 1 and 3 to the financial statements for additional information relating to SFAS No. 115.

At Dec. 31, 1996, securities classified as held to maturity and carried at amortized cost were $.9 billion. Securities classified as available for sale and carried at fair value were $2.2 billion. These securities, which comprise 88% of IDSC's total invested assets, are well diversified. Of these securities, 98% have fixed maturities of which 93% are of investment grade. Other than U.S. Government Agency mortgage-backed securities, no one issuer represents more than 1% of total securities. See note 3 to financial statements for additional information on ratings and diversification.

During the year ended Dec. 31, 1996, IDSC sold held-to-maturity securities with an amortized cost and fair value of $2.3 million and $1.8 million, respectively. The securities were sold due to significant deterioration in the issuers' creditworthiness. In addition, a held-to-maturity security with an amortized cost of $20 million was tendered for $23.2 million. By not accepting the tender offer, Management believes it would have left IDSC vulnerable to issuer's credit deterioration and it is reasonably probable, impairment of investment and /or dividends would occur.
During the same period in 1996, securities classified as available
PAGE 30

for sale were sold with an amortized cost and fair value of $319 million and $314 million, respectively. The securities were sold primarily to cover the cash outflows from surrenders of the 11-month Flexible Savings certificate.

During the year ended Dec. 31, 1995, investment securities, primarily municipal bonds, with an amortized cost and fair value of $112 million and $117 million, respectively, were reclassified from held to maturity to available for sale. The reclassification was made on Dec. 4, 1995, as a result of IDSC adopting the FASB Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities. There were no other transfers of securities during the years 1996 and 1995.

Derivative financial instruments:

IDSC enters into transactions involving interest rate caps, and purchased and written call options to manage its exposure to rising interest rates. IDSC does not enter into such transactions for trading purposes. There is a possibility that the value of these instruments will change due to fluctuations in a factor from which the instruments derive their values. IDSC is not subject to this market risk because these instruments are largely used to hedge such risks, and therefore, the cash flow and income effects of the instruments are inverse to the effects of the underlying transactions. See note 9 to financial statements for additional information regarding derivative financial instruments.

Dividends:

Cash dividends of $65 million were paid to IDSC's Parent in 1996.

Ratios:

The ratio of stockholder's equity, excluding net unrealized holding gains on investment securities, to total assets less certificate loans and net unrealized holding gains on investment securities at Dec. 31, 1996 was 5.2% compared to 5.8% in 1995. IDSC's current regulatory requirement is a ratio of 5.0%.

PAGE 31
IDS Certificate Company

Responsibility for Preparation of Financial Statements

The management of IDS Certificate Company (IDSC) is responsible for the preparation and fair presentation of its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles appropriate in the circumstances, and include amounts based on the best judgment of management. IDSC's management is also responsible for the accuracy and consistency of other financial information included in the prospectus.

In recognition of its responsibility for the integrity and objectivity of data in the financial statements, IDSC maintains a
system of internal control over financial reporting.   The system
is designed to provide reasonable, but not absolute, assurance with respect to the reliability of IDSC's financial statements. The concept of reasonable assurance is based on the notion that the cost of the internal control system should not exceed the benefits derived.

The internal control system is founded on an ethical climate and includes an organizational structure with clearly defined lines of responsibility, policies and procedures, a Code of Conduct, and the careful selection and training of employees. Internal auditors monitor and assess the effectiveness of the internal control system and report their findings to management throughout the year.
IDSC's independent auditors are engaged to express an opinion on the year-end financial statements and, with the coordinated support of the internal auditors, review the financial records and related data and test the internal control system over financial reporting.

Annual Financial Information

Report of Independent Auditors

The Board of Directors and Security Holders
IDS Certificate Company:

We have audited the accompanying balance sheets of IDS Certificate Company, a wholly owned subsidiary of American Express Financial Corporation, as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the management of IDS Certificate Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 and 1995 by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Certificate Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in note 1 to the financial statements, IDS Certificate Company changed its method of accounting for certain investments in debt and equity securities in 1994.



ERNST & YOUNG  LLP
Minneapolis, Minnesota
February 7, 1997

PAGE 33

Balance Sheets, Dec. 31,

Assets

Qualified Assets (note 2)                                       1996            1995
                                                                    ($ thousands)
Investments in unaffiliated issuers (notes 3, 4 and 10):
  Cash and cash equivalents                                    $111,331        $56,873
  Held-to-maturity securities                                   863,921      1,002,905
  Available-for-sale securities                               2,212,968      2,408,491
  First mortgage loans on real estate                           218,697        233,394
  Certificate loans - secured by certificate reserves            43,509         51,147
Investments in and advances to affiliates                         6,444          5,655

Total investments                                             3,456,870      3,758,465

Receivables:
  Dividends and interest                                         44,013         49,632
  Investment securities sold                                        654         42,872

Total receivables                                                44,667         92,504

Other (notes 9 and 10)                                           36,164         32,778

Total qualified assets                                        3,537,701      3,883,747


Other Assets

Deferred distribution fees                                       25,525         28,286
Other                                                                 8             98

Total other assets                                               25,533         28,384


Total assets                                                 $3,563,234     $3,912,131

See notes to financial statements.

PAGE 34
Balance Sheets, Dec. 31,

Liabilities and Stockholder's Equity

Liabilities                                                     1996            1995
                                                                    ($ thousands)
Certificate Reserves (notes 5 and 10):
  Installment certificates:
    Reserves to mature                                         $344,344     $330,415
    Additional credits and accrued interest                      21,931       21,555
    Advance payments and accrued interest                         1,198        1,394
    Other                                                            55           55
  Fully paid certificates:
    Reserves to mature                                        2,747,690    3,127,301
    Additional credits and accrued interest                     167,673      147,468
  Due to unlocated certificate holders                              300          386

Total certificate reserves                                    3,283,191    3,628,574

Accounts Payable and Accrued Liabilities:
  Due to Parent (note 7A)                                         1,424        1,541
  Due to Parent for federal income taxes                          1,737          103
  Due to affiliates (note 7B, 7C and 7D)                            279        2,068
  Payable for investment securities purchased                    61,979          -
  Accounts payable, accrued expenses and other (notes 9 and 10)  11,977       12,249

Total accounts payable and accrued liabilities                   77,396       15,961

Deferred federal income taxes (note 8)                            8,097       17,289

Total liabilities                                             3,368,684    3,661,824

Commitments (note 4)

Stockholder's Equity (notes 5B, 5C, and 6):

Common stock, $10 par - authorized and issued 150,000 shares      1,500        1,500
Additional paid-in capital                                      143,844      168,844
Retained earnings:
 Appropriated for predeclared additional credits/interest        11,989       18,878
  Appropriated for additional interest on advance payments           50           50
  Unappropriated                                                 22,728       31,612
Unrealized holding gains on investment
  securities - net (note 3A)                                     14,439       29,423

Total stockholder's equity                                      194,550      250,307

Total liabilities and stockholder's equity                   $3,563,234   $3,912,131

See notes to financial statements.

PAGE 35
Statements of Operations

Year ended Dec. 31,                            1996           1995           1994
                                                          ($thousands)
Investment Income:
Interest income from investments:
  Bonds and notes:
    Unaffiliated issuers                     $184,653       $181,902       $125,546
  Mortgage loans on real estate:
    Unaffiliated                               19,583         22,171         24,006
    Affiliated                                     36             56             68
  Certificate loans                             2,533          2,963          3,342
Dividends                                      44,100         48,614         54,170
Other                                             576          1,207            843

Total investment income                       251,481        256,913        207,975

Investment Expenses:
Parent and affiliated company fees (note 7):
  Distribution                                 32,732         33,977         27,007
  Investment advisory and services             16,989         16,472         13,565
  Depositary                                      228            242            183
Options (note 9)                               10,156          8,038          9,854
Interest rate caps/corridors (note 9)           2,351          3,725          7,608
Other                                             395            363            473

Total investment expenses                      62,851         62,817         58,690

Net investment income before provision
 for certificate reserves and income
 tax benefit                                 $188,630       $194,096       $149,285

See notes to financial statements.

PAGE 36
Statements of Operations (continued)


Year ended Dec. 31,                                     1996           1995           1994
                                                                    ($thousands)
Provision for Certificate Reserves (notes 5 and 9):
According to the terms of the certificates:
  Provision for certificate reserves                 $10,445        $11,009        $13,317
  Interest on additional credits                       1,487          2,300          3,174
  Interest on advance payments                            61             73             61
Additional credits/interest authorized by IDSC:
  On fully paid certificates                         155,411        157,857         85,101
  On installment certificates                          5,637          6,288          6,741

Total provision before reserve recoveries            173,041        177,527        108,394
Reserve recoveries from terminations
 prior to maturity                                    (1,073)        (1,120)        (1,106)

Net provision for certificate reserves               171,968        176,407        107,288

Net investment income before income tax benefit       16,662         17,689         41,997
Income tax benefit (note 8)                            6,537          9,097          2,663

Net investment income                                 23,199         26,786         44,660

Realized gain (loss) on investments - net:
  Securities of unaffiliated issuers                    (444)           452         (7,514)
  Other-unaffiliated                                     101           (120)         1,638

Total gain (loss) on investments                        (343)           332         (5,876)

Income tax benefit (expense) (note 8):
  Current                                                772            160          2,414
  Deferred                                              (652)          (277)          (367)

Total income tax benefit (expense)                       120           (117)         2,047

Net realized gain (loss) on investments                 (223)           215         (3,829)

Net income - wholly owned subsidiary                   1,251            373            241

Net income                                           $24,227        $27,374        $41,072

See notes to financial statements.

PAGE 37
Statements of Stockholder's Equity


Year ended Dec. 31,                                                        1996           1995          1994
                                                                                      ($thousands)

Common Stock:
Balance at beginning and end of year                                     $1,500         $1,500        $1,500

Additional Paid-in Capital:
Balance at beginning of year                                           $168,844       $140,344      $147,144

Contribution from Parent                                                      -         28,500         3,000
Cash dividends declared                                                 (25,000)             -        (9,800)

Balance at end of year                                                 $143,844       $168,844       $140,344

Retained Earnings:
Appropriated for predeclared additional credits/interest (note 5B):
Balance at beginning of year                                            $18,878        $18,398         $2,726
Transferred from (to) unappropriated
 retained earnings                                                       (6,889)           480         15,672

Balance at end of year                                                  $11,989        $18,878        $18,398

Appropriated for additional interest on advance payments (note 5C):
Balance at beginning of year                                                $50            $50            $25
Transferred from (to) unappropriated
 retained earnings                                                            -              -             25

Balance at end of year                                                      $50            $50            $50

Unappropriated (note 6):
Balance at beginning of year                                            $31,612         $4,718         $9,743
Net income                                                               24,227         27,374         41,072
Transferred (to) from appropriated
 retained earnings                                                        6,889           (480)       (15,697)
Cash dividends declared                                                 (40,000)             -        (30,400)

Balance at end of year                                                  $22,728        $31,612         $4,718

Unrealized holding gains and losses on investment securities -
  net (notes 1 and 3A):
Balance at beginning of year                                            $29,423       ($23,158)            $-
Adjustment due to initial application of SFAS 115                             -              -          8,827
Change during year                                                      (14,984)        52,581        (31,985)

Balance at end of year                                                  $14,439        $29,423       ($23,158)

Total stockholder's equity                                             $194,550       $250,307       $141,852


See notes to financial statements.

PAGE 38
Statements of Cash Flows


Year ended Dec. 31,                              1996           1995           1994
                                                             ($ thousands)
Cash flows from operating activities:
Net income                                     $24,227        $27,374        $41,072
Adjustments to reconcile net income to net
cash provided by operating activities:
  Net income of wholly owned subsidiary         (1,251)          (373)          (241)
  Provision for certificate reserves           171,968        176,407        107,288
  Interest income added to certificate loans    (1,631)        (1,902)        (2,133)
  Amortization of premium/discount-net          14,039         19,232         22,114
  Net loss (gain) on investments                   343           (332)         5,876
  Decrease (increase) in dividends and
   interest receivable                           5,619         (7,371)        (1,829)
  Decrease (increase) in deferred
   distribution fees                             2,761         (1,144)        (7,527)
  Decrease (increase) in other assets                -            466           (466)
  Decrease (increase) in deferred federal
   income taxes                                 (1,124)        (2,652)         4,263
  Decrease in other liabilities                   (679)        (1,549)        (3,210)

Net cash provided by operating activities      214,272        208,156        165,207

Cash flows from investing activities:
Maturity and redemption of investments:
  Held-to-maturity securities                  163,066        315,766        350,411
  Available-for-sale securities                537,565        325,521        173,547
  Other investments                             52,189         46,004         35,130
Sale of investments:
  Held-to-maturity securities                   24,984         22,305          3,164
  Available-for-sale securities                356,194         48,372        267,808
  Other investments                                385             21              -
Certificate loan payments                        6,003          6,061          7,508
Purchase of investments:
  Held-to-maturity securities                  (49,984)      (208,140)       (46,080)
  Available-for-sale securities               (617,138)    (1,397,983)      (830,826)
  Other investments                            (28,617)       (17,234)        (9,208)
Certificate loan fundings                       (5,288)        (7,776)        (7,603)
Investment in subsidiary                             -              -           (450)

Net cash provided by (used in)
  investing activities                        $439,359      ($867,083)      ($56,599)

See notes to financial statements.

PAGE 39
Statements of Cash Flows (continued)


Year ended Dec. 31,                              1996           1995           1994
                                                              ($ thousands)

Cash flows from financing activities:
Payments from certificate owners              $1,129,023     $1,577,884     $1,185,762

Capital contribution from Parent                  -              28,500          3,000
Certificate maturities and cash surrenders    (1,663,196)    (1,030,712)    (1,171,101)
Dividends paid                                   (65,000)             -        (40,200)

Net cash provided by (used in)
  financing activities                          (599,173)       575,672        (22,539)

Net increase (decrease) in cash and
  cash equivalents                                54,458        (83,255)         86,069
Cash and cash equivalents beginning of year       56,873        140,128          54,059

Cash and cash equivalents end of year           $111,331        $56,873        $140,128


Supplemental disclosures including non-cash transactions:
Cash received for income taxes                    $7,195         $6,854          $2,416
Certificate maturities and surrenders through
  loan reductions                                  8,554         10,673          11,454

See notes to financial statements.

PAGE 40
Notes to Financial Statements ($ in thousands unless indicated otherwise)

1. Nature of business and summary of significant accounting policies

Nature of business

IDS Certificate Company (IDSC) is a wholly owned subsidiary of American Express Financial Corporation (Parent), which is a wholly owned subsidiary of American Express Company. IDSC is registered as an investment company under the Investment Company Act of 1940 (the 1940 Act) and is in the business of issuing face-amount investment certificates. The certificates issued by IDSC are not insured by any government agency. IDSC's certificates are sold primarily by American Express Financial Advisors Inc.'s (an affiliate) field force operating in 50 states, the District of Columbia and Puerto Rico. IDSC's Parent acts as investment advisor for IDSC.

IDSC currently offers nine types of certificates with specified maturities ranging from four to twenty years. Within their specified maturity, most certificates have interest rate terms of one to thirty-six months. In addition, one type of certificate has interest tied, in whole or in part, to any upward movement in a broad-based stock market index. Except for three types of certificates, all of the certificates are available as qualified investments for Individual Retirement Accounts or 401(k) plans and other qualified retirement plans.

IDSC's gross income is derived primarily from interest and dividends generated by its investments. IDSC's net income is determined by deducting from such gross income its provision for certificate reserves, and other expenses, including taxes, the fee paid to Parent for investment advisory and other services, and the distribution fees paid to American Express Financial Advisors Inc.

Described below are certain accounting policies that are important to an understanding of the accompanying financial statements.

Basis of financial statement presentation

The accompanying financial statements are presented in accordance with generally accepted accounting principles. IDSC uses the equity method of accounting for its wholly owned unconsolidated subsidiary, which is the method prescribed by the Securities and Exchange Commission (SEC) for issuers of face-amount certificates. Certain amounts from prior years have been reclassified to conform to the current year presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of income and expenses during the year then ended. Actual results could differ from those estimates.

PAGE 41
Notes to Financial Statements (continued)

Fair values of financial instruments

The fair values of financial instruments disclosed in the notes to financial statements are estimates based upon current market conditions and perceived risks, and require varying degrees of management judgment.

Preferred stock dividend income

IDSC recognizes dividend income from cumulative redeemable preferred stocks with fixed maturity amounts on an accrual basis similar to that used for recognizing interest income on debt securities. Dividend income from perpetual preferred stock is recognized on an ex-dividend basis.

Securities

Cash equivalents are carried at amortized cost, which approximates fair value. IDSC has defined cash and cash equivalents as cash in banks and highly liquid investments with a maturity of three months or less at acquisition and are not interest rate sensitive.


As of Jan. 1, 1994, IDSC adopted Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. Under the new rules, debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. Unrealized holding gains and losses on securities classified as available for sale are carried, net of deferred income taxes, as a separate component of stockholder's equity. The opening balance of stockholder's equity was increased by $8,827 (net of $4,752 in deferred income taxes) to reflect the net unrealized holding gains on securities classified as available for sale previously carried at amortized cost or the lower of cost or market.

The basis for determining cost in computing realized gains and losses on securities is specific identification. When there is a decline in value that is other than temporary, the securities are carried at estimated realizable value with the amount of adjustment included in income.

First mortgage loans on real estate

Mortgage loans are carried at amortized cost, less reserves for losses, which is the basis for determining any realized gains or losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

PAGE 42
Notes to Financial Statements (continued)

Impairment is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses.

The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

IDSC generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on Management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Certificates

Investment certificates may be purchased either with a lump-sum payment or by installment payments. Certificate owners are entitled to receive at maturity a definite sum of money. Payments from certificate owners are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates as declared by IDSC. Reserves also are maintained for advance payments made by certificate owners, accrued interest thereon, and for additional credits in excess of minimum guaranteed rates and accrued interest thereon. On certificates allowing for the deduction of a surrender charge, the cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Cash surrender values on certificates allowing for no surrender charge are equal to certificate reserves. The payment distribution, reserve accumulation rates, cash surrender values, reserve values and other matters are governed by the 1940 Act.

Deferred distribution fee expense

On certain series of certificates, distribution fees are deferred and amortized over the estimated lives of the related certificates, which is approximately 10 years. Upon surrender, unamortized deferred distribution fees and any related surrender charges are recognized in income.

Federal income taxes

IDSC's taxable income or loss is included in the consolidated federal income tax return of American Express Company. IDSC provides for income taxes on a separate return basis, except that, under an agreement between Parent and American Express Company, tax benefits are recognized for losses to the extent they can be used PAGE 43
Notes to Financial Statements (continued)

in the consolidated return. It is the policy of Parent and its subsidiaries that Parent will reimburse a subsidiary for any tax benefits recorded.

2.  Deposit of assets and maintenance of qualified assets

A) Under the provisions of its certificates and the 1940 Act, IDSC was required to have qualified assets (as that term is defined in Section 28(b) of the 1940 Act) in the amount of $3,259,260 and $3,619,188 at Dec. 31, 1996 and 1995, respectively. IDSC had qualified assets of $3,453,508 at Dec. 31, 1996 and $3,838,482 at
Dec. 31, 1995, excluding net unrealized appreciation on available-for-sale securities of $22,214 and $45,265 at Dec. 31,1996 and 1995, respectively and payable for securities purchased of $61,979 and $nil at Dec. 31, 1996 and 1995, respectively.

Qualified assets are valued in accordance with such provisions of Minnesota Statutes as are applicable to investments of life insurance companies. Qualified assets for which no provision for valuation is made in such statutes are valued in accordance with rules, regulations or orders prescribed by the SEC. These values are the same as financial statement carrying values, except for debt securities classified as available for sale and all marketable equity securities, which are carried at fair value in the financial statements but are valued at amortized cost for qualified asset and deposit maintenance purposes.

B) Pursuant to provisions of the certificates, the 1940 Act, the central depositary agreement and to requirements of various states, qualified assets of IDSC were deposited as follows:


                                                Dec. 31, 1996

                                                Required
                               Deposits         deposits         Excess
Deposits to meet certificate
liability requirements:
States                               $362           $330              $32
Central Depositary              3,355,041      3,203,076          151,965

Total                          $3,355,403     $3,203,406         $151,997



PAGE 44
Notes to Financial Statements (continued)
                                                   Dec. 31, 1995

                                                   Required
                                 Deposits          deposits        Excess
Deposits to meet certificate
liability requirements:
States                               $414              $384           $30
Central Depositary              3,678,295         3,548,334       129,961


Total                          $3,678,709        $3,548,718      $129,991


The assets on deposit at Dec. 31, 1996 and 1995 consisted of securities having a deposit value of $3,117,715 and $3,435,074, respectively; mortgage loans of $218,697 and $229,554, respectively; and other assets of $18,991 and $14,081, respectively. Mortgage loans on deposit include an affiliated mortgage loan at Dec. 31, 1995.

American Express Trust Company is the central depositary for IDSC.
See note 7C.

3.  Investments in securities

A) Fair values of investments in securities represent market prices or estimated fair values when quoted prices are not available. Estimated fair values are determined by IDSC using established procedures, involving review of market indexes, price levels of current offerings and comparable issues, price estimates and market data from independent brokers and financial files. The procedures are reviewed annually. IDSC's vice president - investments reports to the board of directors on an annual basis regarding such pricing sources and procedures to provide assurance that fair value is being achieved.

The following is a summary of securities held to maturity and securities available for sale at Dec. 31, 1996 and Dec. 31, 1995.


                                                                    Dec. 31, 1996
                                                                                 Gross            Gross
                                            Amortized              Fair          unrealized       unrealized
                                            cost                   value         gains            losses
HELD TO MATURITY
U.S. Government and agencies obligations         $362               $365            $4                $1
Mortgage-backed securities                     38,435             38,834           743               344
Corporate debt securities                     266,642            274,235         8,447               854
Stated maturity preferred stock               558,482            576,603        19,513             1,392

                                             $863,921           $890,037       $28,707            $2,591
AVAILABLE FOR SALE
Mortgage-backed securities                 $1,009,738         $1,021,603       $14,164            $2,299
State and municipal obligations                55,876             57,726         1,850                 -
Corporate debt securities                   1,000,316          1,008,077        10,808             3,047
Stated maturity preferred stock                52,458             52,139           109               428
Perpetual preferred stock                      68,000             68,282           317                35
Common stock                                    4,366              5,141           775                 -

                                           $2,190,754         $2,212,968       $28,023            $5,809

PAGE 45
Notes to Financial Statements (continued)


                                                                    Dec. 31, 1995

                                                                                 Gross            Gross
                                            Amortized              Fair          unrealized       unrealized
                                            cost                   value         gains            losses
HELD TO MATURITY
U.S. Government and agencies obligations         $415               $427           $12               $-
Mortgage-backed securities                     54,477             55,708         1,234                3
Corporate debt securities                     333,861            348,860        15,029               30
Stated maturity preferred stock               614,152            643,436        30,072              788

                                           $1,002,905         $1,048,431       $46,347             $821
AVAILABLE FOR SALE
Mortgage-backed securities                 $1,321,051         $1,340,956       $21,349           $1,444
State and municipal obligations               101,399            105,680         4,281                -
Corporate debt securities                     918,792            939,878        22,638            1,552
Stated maturity preferred stock                21,229             21,365           192               56
Common stock                                      755                612             -              143

                                           $2,363,226         $2,408,491       $48,460           $3,195

The amortized cost and fair value of securities held to maturity and available for sale, by contractual maturity, at Dec. 31, 1996, are shown below. Cash flows will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                               Amortized       Fair
                                                  cost        value

HELD TO MATURITY
Due within 1 year                               $34,448     $34,948
Due after 1 through 5 years                     400,592     414,987
Due after 5 years through 10 years              211,557     217,449
Due after 10 years                              178,889     183,819
                                                825,486     851,203
Mortgage-backed securities                       38,435      38,834


                                               $863,921    $890,037

AVAILABLE FOR SALE
Due within 1 year                              $109,402    $109,963
Due after 1 through 5 years                     642,863     647,886
Due after 5 years through 10 years              204,675     207,250
Due after 10 years                              151,710     152,843

                                              1,108,650   1,117,942

Mortgage-backed securities                    1,009,738   1,021,603

Perpetual preferred stock                        68,000      68,282
Common stock                                      4,366       5,141

                                             $2,190,754  $2,212,968

During the years ended Dec. 31, 1996 and 1995, there were no securities classified as trading securities.

PAGE 46
Notes to Financial Statements (continued)


The proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales during the years ended Dec. 31, 1996, 1995 and 1994, were as follows:

                               1996          1995            1994

Proceeds                   $313,976       $83,970        $265,008

Gross realized gains            456            36             363
Gross realized losses         5,836         1,854          10,140

Sales of held-to-maturity securities, due to significant credit deterioration, during the years ended Dec. 31, 1996, 1995 and 1994, were as follows:

                            1996          1995          1994

Amortized cost           $22,297       $22,782        $3,158

Gross realized gains       3,200             2             5
Gross realized losses        513           479             -


During the year ended Dec. 31, 1996, no securities were reclassified from held to maturity to available for sale. During the year ended Dec. 31, 1995, securities with an amortized cost and fair value of $111,967 and $116,882, respectively, were reclassified from held to maturity to available for sale. The reclassification was made on Dec. 4, 1995, as a result of adopting the FASB Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities.

B) Investments in securities with fixed maturities comprised 85% and 90% of IDSC's total invested assets at Dec. 31, 1996 and 1995, respectively. Securities are rated by Moody's and Standard & Poors (S&P), or by Parent's internal analysts, using criteria similar to Moody's and S&P, when a public rating does not exist. A summary of investments in securities with fixed maturities by rating of investment is as follows:

Rating                     1996             1995

Aaa/AAA                      41%              44%
Aa/AA                         1                2
Aa/A                          1                2
A/A                          20               23
A/BBB                         6                6
Baa/BBB                      24               20
Below investment grade        7                3

                            100%             100%

PAGE 47
Notes to Financial Statements (continued)

Of the securities rated Aaa/AAA, 87% at Dec. 31, 1996 and 92% at Dec. 31, 1995 are U.S. Government Agency mortgage-backed securities that are not rated by a public rating agency. Approximately 11% at Dec. 31, 1996 and 1995 of other securities with fixed maturities are rated by Parent's internal analysts. At Dec. 31, 1996 and 1995 no one issuer, other than U.S. Government Agency mortgage-backed securities, is greater than 1% of IDSC's total investment in securities with fixed maturities.

C) IDSC reserves freedom of action with respect to its acquisition of restricted securities that offer advantageous and desirable investment opportunities. In a private negotiation, IDSC may purchase for its portfolio all or part of an issue of restricted securities. Since IDSC would intend to purchase such securities for investment and not for distribution, it would not be acting as a distributor if such securities are resold by IDSC at a later date.

The fair values of restricted securities are determined by the board of directors using the procedures and factors described in note 3A.

In the event IDSC were to be deemed to be a distributor of the restricted securities, it is possible that IDSC would be required to bear the costs of registering those securities under the Securities Act of 1933, although in most cases such costs would be borne by the issuer of the restricted securities.

4.  Investments in first mortgage loans on real estate

At Dec. 31, 1996 and 1995, IDSC's recorded investment in impaired mortgage loans was $847 and $1,004, respectively, and the reserve for loss on those amounts was $611. During 1996 and 1995, the average recorded investment in impaired mortgage loans was $925 and $1,052, respectively.

IDSC recognized $88 and $53 of interest income related to impaired mortgage loans for the years ended Dec. 31, 1996 and 1995, respectively.

There were no changes in the reserve for loss on mortgage loans of $611 during the years ended Dec. 31, 1996 and 1995.


At Dec. 31, 1996 and 1995, approximately 6% of IDSC's invested assets were first mortgage loans on real estate. A summary of first mortgage loans by region and type of real estate is as follows:

Region                            1996             1995

South Atlantic                      22%              22%
East North Central                  21               22
West North Central                  17               19
Mountain                            15                9
Middle Atlantic                     14               17

PAGE 48
Notes to Financial Statements (continued)

West South Central                   5                5
Pacific                              3                3
New England                          3                3

                                   100%             100%

Property Type                     1996             1995

Retail/shopping centers             36%              32%
Apartments                          33               39
Industrial buildings                13               12
Office buildings                     9                8

Retirement homes                     -                1

Other                                9                8

                                   100%             100%

The carrying amounts and fair values of first mortgage loans on real estate are as follows at Dec. 31. The fair values are estimated using discounted cash flow analysis, using market interest rates currently being offered for loans with similar maturities.

                                              Dec. 31, 1996          Dec. 31, 1995
                                        Carrying         Fair    Carrying         Fair
                                        amount          value    amount          value
First mortgage loans on real estate     $219,308      $221,253   $234,005     $248,860
Reserve for losses                          (611)         -          (611)        -

Net first mortgage loans on real estate $218,697      $221,253   $233,394     $248,860

At Dec. 31, 1996 and 1995, commitments for fundings of first mortgage loans, at market interest rates, aggregated $9,300 and $nil, respectively. IDSC employs policies and procedures to ensure the creditworthiness of the borrowers and that funds will be available on the funding date. IDSC's loan fundings are restricted to 80% or less of the market value of the real estate at the time of the loan funding. Management believes there is no fair value for these commitments.

5.  Certificate reserves

Reserves maintained on outstanding certificates have been computed in accordance with the provisions of the certificates and Section
28 of the 1940 Act. The average rates of accumulation on certificate reserves at Dec. 31, 1996 and 1995 were:

                                                             1996
                                                          Average         Average
                                                           gross        additional
                                             Reserve    accumulation       credit
                                             balance        rate            rate
Installment certificates:
Reserves to mature:
  With guaranteed rates                      $32,512        3.50%          1.35%
  Without guaranteed rates (A)               311,832           -           2.97
Additional credits and accrued interest       21,931        3.14              -
Advance payments and accrued interest (C)      1,198        3.15           1.70
PAGE 49
Notes to Financial Statements (continued)

Other                                             55           -              -
Fully paid certificates:
Reserves to mature:
  With guaranteed rates                      187,272        3.23           1.79
  Without guaranteed rates (A) and (D)     2,560,418           -           5.03
Additional credits and accrued interest      167,673        3.23              -
Due to unlocated certificate holders             300           -              -
                                          $3,283,191


                                                           1995
                                                          Average         Average
                                                           gross         additional
                                             Reserve    accumulation       credit
                                             balance       rate             rate

Installment certificates:
Reserves to mature:
  With guaranteed rates                      $40,232        3.50%           1.35%
  Without guaranteed rates (A)               290,183           -            3.23
Additional credits and accrued interest       21,555        3.13               -
Advance payments and accrued interest          1,394        3.13            1.72
Other                                             55           -               -
Fully paid certificates:
Reserves to mature:
  With guaranteed rates                      210,365        3.24            1.85
  Without guaranteed rates (A) and (D)     2,916,936           -            5.70
Additional credits and accrued interest      147,468        3.26               -
Due to unlocated certificate holders            386            -               -

                                          $3,628,574

A) There is no minimum rate of accrual on these reserves. Interest is declared periodically, quarterly or annually, in accordance with the terms of the separate series of certificates.

B) On certain series of single payment certificates, additional interest is predeclared for periods greater than one year. At Dec. 31, 1996, $11,989 of retained earnings had been appropriated for the predeclared additional interest, which represents the difference between certificate reserves on these series, calculated on a statutory basis, and the reserves maintained per books.

C) Certain series of installment certificates guarantee accrual of interest on advance payments at an average of 3.15%. IDSC has increased the rate of accrual to 4.85% through April 30, 1998. An appropriation of retained earnings amounting to $50 has been made, which represents the estimated additional accrual that will result from the increase granted by IDSC.

D) IDS Stock Market Certificate enables the certificate owner to participate in any relative rise in a major stock market index without risking loss of principal. Generally the certificate has a term of 12 months and may continue for up to 14 successive terms. The reserve balance at Dec. 31, 1996 and 1995 was $309,570 and $211,093, respectively.

E) The carrying amounts and fair values of certificate reserves consisted of the following at Dec. 31, 1996 and 1995. Fair values of certificate reserves with interest rate terms of one year or less approximated the carrying values less any applicable surrender charges.

PAGE 50
Notes to Financial Statements (continued)

The fair values for other certificate reserves are determined by a discounted cash flow analysis using interest rates currently offered for certificates with similar remaining terms, less any applicable surrender charges.

                                                          1996                       1995
                                                 Carrying         Fair       Carrying         Fair
                                                 amount          value       amount          value
Reserves with terms of one year or less       $2,637,144     $2,635,835   $2,900,947    $2,899,542
Other                                            646,047        630,141      727,627       765,110

Total certificate reserves                     3,283,191      3,265,976    3,628,574     3,664,652
Unapplied certificate transactions                 1,217          1,217        1,545         1,545
Certificate loans and accrued interest           (43,980)       (43,980)     (51,707)      (51,707)

Total                                         $3,240,428     $3,223,213   $3,578,412    $3,614,490

6.  Dividend restriction

Certain series of installment certificates outstanding provide that cash dividends may be paid by IDSC only in calendar years for which additional credits of at least one-half of 1% on such series of certificates have been authorized by IDSC. This restriction has been removed for 1997 and 1998 by IDSC's declaration of additional credits in excess of this requirement.

7. Fees paid to Parent and affiliated companies ($ not in thousands)

A) The basis of computing fees paid or payable to Parent for investment advisory and other general and administrative services is:

The investment advisory and services agreement with Parent provides for a graduated scale of fees equal on an annual basis to 0.75% on the first $250 million of total book value of assets of IDSC, 0.65% on the next $250 million, 0.55% on the next $250 million, 0.50% on the next $250 million and 0.45% on the amount in excess of $1 billion. The fee is payable monthly in an amount equal to one-twelfth of each of the percentages set forth above. Excluded from assets for purposes of this computation are first mortgage loans, real estate and any other asset on which IDSC pays an outside service fee.

B) The basis of computing fees paid or payable to American Express Financial Advisors Inc. (an affiliate) for distribution services is:

Fees payable to American Express Financial Advisors Inc. on sales of IDSC's certificates are based upon terms of agreements giving American Express Financial Advisors Inc. the exclusive right to distribute the certificates covered under the agreements. The agreements provide for payment of fees over a period of time. The aggregate fees payable under the agreements per $1,000 face amount of installment certificates and $1,000 purchase price of single payments, and a summary of the periods over which the fees are
payable, shown by series are:
PAGE 51

                                                                        Number of
                                                                        certificate
                                                                        years over
                                       Aggregate fees payable           which
                                                                        subsequent
                                             First    Subsequent        years' fees
                                     Total   year     years             are payable
Installment certificates(a)         $30.00   $6.00     $24.00                4
Single-payment certificates          60.00   60.00          -                -
Future Value certificates            50.00   50.00          -                -

(a) At the end of the sixth through the 10th year, an additional fee is payable of 0.5% of the daily average balance of the certificate reserve maintained during the sixth through the 10th year, respectively.

Fees on Cash Reserve and Flexible Savings certificates are paid at a rate of 0.25% of the purchase price at the time of issuance and 0.25% of the reserves maintained for these certificates at the beginning of the second and subsequent quarters from issue date.

Fees on the Investors Certificate are paid at an annualized rate of 1% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

Fees on the Preferred Investors Certificate are paid at an annualized rate of 0.66% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

Fees on the Stock Market Certificate are paid at a rate of 1.25% of the purchase price on the first day of the certificate's term and 1.25% of the reserves maintained for these certificates at the beginning of each subsequent term.

C) The basis of computing depositary fees paid or payable to American Express Trust Company (an affiliate) is:

Maintenance charge per account      5 cents per $1,000 of assets on deposit

Transaction charge                  $20 per transaction

Security loan activity:
  Depositary Trust Company
    receive/deliver                 $20 per transaction
  Physical receive/deliver          $25 per transaction
  Exchange collateral               $15 per transaction

A transaction consists of the receipt or withdrawal of securities and commercial paper and/or a change in the security position. The charges are payable quarterly except for maintenance, which is an
annual fee.
PAGE 52
Notes to Financial Statements (continued)


D)  The basis for computing fees paid or payable to American
Express Bank  Ltd. (an affiliate) for the distribution of the IDS
Special Deposits certificate on an annualized basis is:

1.25% of the reserves maintained for the certificates on an amount from $100,000 to $249,000, 0.80% on an amount from $250,000 to
$499,000, 0.65% on an amount from $500,000 to $999,000 and 0.50% on an amount $1,000,000 or more. Fees are paid at the end of each term on certificates with a one, two or three-month term. Fees are paid at the end of each quarter from date of issuance on certificates with a six, 12, 24 or 36-month term.

8.  Income taxes

Income tax expense (benefit) as shown in the statement of operations for the three years ended Dec. 31, consists of:

                            1996       1995        1994

Federal:
  Current                ($5,560)   ($6,285)    ($8,743)
  Deferred                (1,124)    (2,652)      3,933
                          (6,684)    (8,937)     (4,810)
State                         27        (43)        100

Total tax benefit        ($6,657)   ($8,980)    ($4,710)

Income tax expense (benefit) differs from that computed by using the U.S. Statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                    1996       1995        1994

Federal tax expense at U.S. statutory rate        $5,711     $6,307     $12,642
Tax-exempt interest                               (1,517)    (3,339)     (4,205)
Dividend exclusion                               (10,865)   (12,166)    (13,862)
Other, net                                           (13)       261         615

Federal tax benefit                              ($6,684)   ($8,937)    ($4,810)

Deferred income taxes result from the net tax effects of temporary differences. Temporary differences are differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in differences between income for tax purposes and income for financial statement purposes in future years. Principal components of IDSC's deferred tax assets and liabilities as of Dec. 31, are as follows.

PAGE 53
Notes to Financial Statements (continued)

Deferred tax assets:                   1996          1995

Certificate reserves                $13,028        $10,312
Investment reserves                     540            843
Investments                               -            348
Other, net                               19              -

Total deferred tax assets           $13,587        $11,503


Deferred tax liabilities:              1996           1995


Deferred distribution fees           $8,934         $9,900
Investment unrealized gains           7,775         15,843
Purchased/written call options        3,429          1,623
Dividends receivable                    745            892
Investments                             714              -
Return of capital dividends              87            305
Other, net                                -            229

Total deferred tax liabilities       21,684         28,792

Net deferred tax liabilities         $8,097        $17,289

9.  Derivative financial instruments

IDSC enters into transactions involving derivative financial instruments as an end user(nontrading). IDSC uses these instruments to manage its exposure to interest rate risk, including hedging specific transactions. IDSC manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instrument will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or a major market index. IDSC is not impacted by market risk related to derivatives held because derivatives are largely used to manage risk and, therefore, the cash flows and income effects of the derivatives are inverse to the effects of the underlying hedged transactions.

Credit exposure is the possibility that the counterparty will not fulfill the terms of the contract. IDSC monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, reviewing credit ratings and requiring collateral where appropriate. At Dec. 31, 1996, IDSC's counterparties to the interest rate corridors are rated AA or better by nationally recognized rating agencies. The counterparties to the call options are seven major broker/dealers.

The notional or contract amount of a derivative financial
instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts do not represent market risk or credit exposure and are not
recorded on the balance sheet.
PAGE 54
Notes to Financial Statements (continued)

Credit exposure related to derivative financial instruments is measured by the replacement cost of those contracts at the balance sheet date. The replacement cost represents the fair value of the instrument, and is determined by market values, dealer quotes or pricing models.

IDSC's holdings of derivative financial instruments were as follows at Dec. 31, 1996 and 1995.

                                                                 1996
                                            Notional                                   Total
                                           or contract      Carrying         Fair      credit
                                            amount           value          value     exposure
Assets:
  Interest rate corridors                   $200,000            $-           $188        $188
  Purchased call options                     242,243        36,164         34,987      34,987
  Total                                     $442,243       $36,164        $35,175     $35,175

Liabilities:
  Written call options                      $225,386        $9,552        $17,571         $-

                                                                 1995
                                            Notional                                   Total
                                           or contract      Carrying         Fair      credit
                                            amount           value          value     exposure

Assets:
  Interest rate caps and corridors          $970,000        $3,362         $2,128       $2,128
  Purchased call options                     152,406        27,138         24,161       24,161
  Total                                   $1,122,406       $30,500        $26,289      $26,289

Liabilities:
  Written call options                      $141,782        $9,333        $10,394           $-

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate corridors expire in Jan. and Feb. of 1997. The options expire throughout 1997.

Interest rate caps/corridors and options are used to manage IDSC's exposure to rising interest rates. These instruments are used primarily to protect the margin between the interest rate earned on investments and the interest rate credited to related investment certificate owners.

The interest rate caps/corridors are reset quarterly and IDSC earns interest on the notional amount to the extent the London Interbank Offering Rate exceeds the reference rates specified in the cap/corridor agreements. These reference rates ranged from 4% to 9%. The cost of interest rate caps/corridors is amortized over the terms of the agreements on a straight line basis and is included in other qualified assets. The amortization, net of any interest earned, is included in investment expenses.

IDSC offers a series of certificates which pay interest based upon the relative change in a major stock market index between the beginning and end of the certificates' term. The certificate owners have the option of participating in the full amount of increase in the index during the term (subject to a specified maximum) or a lesser percentage of the increase plus a guaranteed minimum rate of interest. As a means of hedging its obligations under the provisions of these certificates, IDSC purchases and PAGE 55
Notes to Financial Statements (continued)

writes call options on the major market index. The options are cash settlement options, that is, there is no underlying security to deliver at the time the contract is closed out.

The option contracts are less than one year in term. The premiums paid or received on these index options are reported in other qualified assets or other liabilities, as appropriate, and are amortized into investment expense over the life of the option. The intrinsic value of these index options is also reported in other qualified assets or other liabilities, as appropriate. The unrealized gains and losses related to the changes in the intrinsic value of these options are recognized currently in provision for certificate reserves.

Following is a summary of open option contracts at Dec. 31, 1996 and 1995.

                                              1996
                            Face      Average        Index at
                           amount   strike price   Dec.31,1996

Purchased call options    $242,243      669            741
Written call options       225,386      736            741

                                             1995
                            Face     Average         Index at
                           amount  strike price     Dec.31,1995

Purchased call options   $152,406      539            616
Written call options      141,782      601            616

10.  Fair values of financial instruments

IDSC discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. The fair value of the financial instruments presented may not be indicative of their future fair values. The estimated fair value of certain financial instruments such as cash and cash equivalents, receivables for dividends and interest, investment securities sold and other trade receivables, accounts payable due to Parent and affiliates, payable for investment securities purchased and other accounts payable and accrued expenses are approximated to be the carrying amounts disclosed in the balance sheets. Non-financial instruments, such as deferred distribution fees, are excluded from required disclosure. IDSC's off-balance sheet intangible assets, such as IDSC's name and future earnings of the core business are also excluded. IDSC's management believes the value of these excluded assets is significant. The fair value of IDSC, therefore, cannot be estimated by aggregating the amounts presented.

PAGE 56
A summary of fair values of financial instruments as of Dec. 31, is as follows:

                                                                1996                          1995

                                                      Carrying         Fair         Carrying         Fair
                                                        value          value         value           value

Financial assets
  Assets for which carrying values
    approximate fair values                           $155,396       $155,396       $148,746       $148,746
  Investment securities (note 3)                     3,076,889      3,103,005      3,411,396      3,456,922
  First mortgage loans on real estate (note 4)         218,697        221,253        233,394        248,860
  Derivative financial instruments (note 9)             36,164         35,175         30,500         26,289
Financial liabilities
  Liabilities for which carrying values
    approximate fair values                             76,040         76,040         14,247         14,247
  Certificate reserves (note 5)                      3,240,428      3,223,213      3,578,412      3,614,490
  Derivative financial instruments (note 9)              9,552         17,571          9,333         10,394

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
PAGE 58

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
PAGE 59

Quick telephone reference

Client Service Organization/Transaction Line
Withdrawals, transfers, inquiries

National/Minnesota:  800-437-3133
Mpls./St. Paul area: 612-671-3800

TTY Service
For the hearing impaired
800-846-4293

American Express Easy Access Line
Current rate information

National/Minnesota:  800-272-4445
Mpls./St. Paul area: 612-671-1630

Account value, cash transaction information (automated response, TouchtoneR phones only)

National/Minnesota:  800-862-7919
Mpls./St. Paul area: 612-862-7919

IDS Series D-1 Investment Certificate
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 60
IDS Series D-1 Investment Certificate

Earn competitive certificate rates and maintain safety of principal with...

The IDS Series D-1 Investment Certificate

Guaranteed principal and interest
IDS Certificate Company (IDSC) guarantees that if you hold your certificate until term end, you will get back every penny you put in - and we guarantee a fixed interest rate for each calendar quarter.

A century of safety and stability
IDSC and its parent, American Express Financial Corporation, have never missed a payment to certificate holders since we opened for business in 1894.

The backing of quality investments
Though IDS certificates are not insured by the FDIC as bank deposits are, federal law requires that we back our certificates dollar for dollar with cash and qualified investments at amortized cost. In fact, at Dec. 31, 1996 the amortized cost of our investments exceeded the required carrying value of outstanding certificates by more than $151 million.

Yields that compare favorably with banks
We set our interest rates using a leading index of 12-month bank and thrift certificate of deposit rates. IDSC guarantees the rates will be from .75% to 1.75% higher than the average rate published in the BANK RATE MONITOR Top 25 Market AverageTM for 12-month certificates of deposit.

Interest is accrued and credited daily on the Series D-1
Certificate. If a withdrawal is made during a month, interest will be paid through the date of withdrawal. Interest is compounded at the end of each calendar month.

(This brochure is not part of the prospectus)

PAGE 61
(back cover)

IDS Series D-1
Investment Certificate

Interest Declared Quarterly



IDS Certificate Company
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 62
STATEMENT OF DIFFERENCES

Difference                           Description

1)  Backpage of prospectus           1)  The sentence "Distributed
                                         by American Express
                                         Financial Advisors Inc."
                                         has been removed.

2)  Interest rate information        2)  Interest rate information
                                       was inserted.

3)  Bank Rate Monitor References     3)  References to the Bank
                                         Rate Monitor were made
                                         consistent to read Bank
                                         Rate Monitor Top 25
                                         Market Average.